Filed under 497(c)

SUPPLEMENT TO THE PROSPECTUS

Supplement dated April 30, 2026, to the Prospectus dated April 30, 2026.

MFS® Mid Cap Growth Series

Effective July 1, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Bradford Mak	July 2026	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Eric Fischman has announced his intention to retire effective April 30, 2027, and he will no longer be a portfolio manager of the fund as of that date.

Effective July 1, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Bradford Mak	Portfolio Manager	Employed in the investment area of MFS since 2010

VMG-SUP-I-043026

April 30, 2026

PROSPECTUS

MFS® Mid Cap Growth Series

The investment objective of the fund is to seek capital appreciation.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

The U.S. Securities and Exchange Commission (the SEC) has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

VMG-PRO-043026

MFS Mid Cap Growth Series

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.82%	1.07%
Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.81%	1.06%

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2027.

MFS Mid Cap Growth Series

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$83	$261	$454	$1,013
Service Class Shares	$108	$339	$589	$1,305

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index over the last 13 months at the time of purchase. As of March 31, 2026, the range of the market capitalizations of the issuers in the Russell Midcap® Growth Index was between approximately $1.3 billion and $95.9 billion.

Effective June 10, 2026, the paragraph directly above is restated in its entirety with the following three paragraphs:

MFS normally invests at least 80% of the fund’s net assets in growth companies with medium market capitalizations.

MFS defines medium market capitalization companies as issuers that (i) have market capitalizations within the capitalization range of the Russell Midcap® Index over the past 12 months based on the current composition of the index and/or are (ii) classified as a medium capitalization company by an independent third party financial data provider. The market capitalization range of companies considered to have medium capitalizations based on the above criteria will change over time depending on market conditions. For illustrative purposes, March 31, 2026, the range of the market capitalizations of the issuers in the Russell Midcap® Index was between approximately $907.1 million and $116.8 billion, and the fund's average weighted market capitalization as of that date was $36.3 billion.

Growth companies are companies that MFS believes have above average potential with respect to the rate and duration of earnings growth compared to other companies. MFS considers a number of factors when determining a company’s growth potential, including whether (i) the issuer is included in an index that is representative of growth companies; (ii) the issuer is classified as a growth company by an independent third party financial data provider; and/or (iii) the issuer exhibits the characteristics of a growth company, considering metrics such as historical and/or projected growth rates relative to the applicable equity market and/or sector of the applicable equity market. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, depositary receipts, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

Effective June 10, 2026, the following sentence is deleted in its entirety:

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies).

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

MFS Mid Cap Growth Series

Mid Cap Risk: The stocks of mid cap companies can be more volatile and their shares can be less liquid than those of larger companies.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to countries with developing economies or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund's performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely reflects the market segments in which the fund invests.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2026, was (6.27)%. During the period(s) shown in the bar chart, the highest quarterly return was 26.74% (for the calendar quarter ended June 30, 2020) and the lowest quarterly return was (17.49)% (for the calendar quarter ended June 30, 2022).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2025)

	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	3.66%	3.26%	11.60%
Service Class Shares	3.40%	3.03%	11.32%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Growth Index	8.66%	6.65%	12.49%

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Braz	2021	Investment Officer of MFS
Eric Fischman	2008	Investment Officer of MFS

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

MFS Mid Cap Growth Series

Payments to Financial Intermediaries

The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's website, for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index over the last 13 months at the time of purchase. As of March 31, 2026, the range of the market capitalizations of the issuers in the Russell Midcap® Growth Index was between approximately $1.3 billion and $95.9 billion. Issuers whose market capitalizations fall outside this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

Effective June 10, 2026, the paragraph directly above is restated in its entirety with the following three paragraphs:

MFS normally invests at least 80% of the fund’s net assets in growth companies with medium market capitalizations.

MFS defines medium market capitalization companies as issuers that (i) have market capitalizations within the capitalization range of the Russell Midcap® Index over the past 12 months based on the current composition of the index and/or are (ii) classified as a medium capitalization company by an independent third party financial data provider. The market capitalization range of companies considered to have medium capitalizations based on the above criteria will change over time depending on market conditions. For illustrative purposes, March 31, 2026, the range of the market capitalizations of the issuers in the Russell Midcap® Index was between approximately $907.1 million and $116.8 billion, and the fund's average weighted market capitalization as of that date was $36.3 billion.

Growth companies are companies that MFS believes have above average potential with respect to the rate and duration of earnings growth compared to other companies. MFS considers a number of factors when determining a company’s growth potential, including whether (i) the issuer is included in an index that is representative of growth companies; (ii) the issuer is classified as a growth company by an independent third party financial data provider; and/or (iii) the issuer exhibits the characteristics of a growth company, considering metrics such as historical and/or projected growth rates relative to the applicable equity market and/or sector of the applicable equity market. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS normally invests the fund’s assets primarily in equity securities.

Effective June 10, 2026, the following paragraph is deleted in its entirety:

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Investment Type

The principal investment type in which the fund may invest is:

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts, and depositary receipts for such securities.

Principal Risks

The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund

MFS Mid Cap Growth Series

underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not work as expected or produce the intended results. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.

Equity Market Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including political elections, increasing or negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence); natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The value of an investment held by the fund may decline due to factors directly related to the issuer, such as competitive pressures, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) impacting the issuer’s competitive position and making products and/or services obsolete, cybersecurity incidents, financial leverage, historical and/or prospective earnings, management performance, labor and supply shortages, investor perceptions, and other factors. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Mid Cap Risk: The stocks of mid cap companies can be more volatile than the stocks of larger companies due to limited product lines, financial and management resources, and market and distribution channels. Their shares can be less liquid than those of larger companies, especially during market declines.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or the threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the fund. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to countries with developing economies, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market. Investments in foreign issuers through depositary receipts generally involve risks applicable to other types of foreign investments. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including trading halts, sanctions, or wars. Investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment may also adversely affect liquidity. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to

MFS Mid Cap Growth Series

value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.

Large Shareholder Risk:  From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make (individually or collectively) relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the fund may be required to sell securities or invest cash at times it would not otherwise do so. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. The effects of taxable income and/or gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income rate for shareholders who hold fund shares in a taxable vehicle. In addition, a large redemption could result in the fund's current expenses being allocated over a smaller asset base, leading to an increase in the fund's expense ratio. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would. A number of circumstances may cause the fund to experience large redemptions or purchases, such as changes in the eligibility criteria for the fund or a share class of the fund; liquidations, reorganizations, repositionings, or other announced fund events; or changes in investment objectives, strategies, policies, risks or investment personnel.

Other Investment Strategies and Risks

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading may increase transaction costs, which can reduce the fund’s return.

Operational and Cybersecurity Risk: The fund and its service providers, and your ability to transact with the fund, may be negatively impacted due to operational matters arising from, among other issues, human errors, systems and technology disruptions or failures, fraudulent activities, or cybersecurity incidents. Operational issues and cybersecurity incidents may cause the fund or its service providers, as well as securities trading venues and other market participants, to suffer data corruption and/or lose operational functionality, and could, among other things, interfere with the processing of shareholder transactions, impair the ability to calculate the fund's net asset value per share, impede trading of portfolio securities, and result in the theft, misuse, and/or improper release of confidential information relating to the fund or its shareholders. Such operational issues and cybersecurity incidents may result in losses to the fund and its shareholders. Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. In addition, the rapid development and increasingly widespread use of new technologies, including machine learning technology and generative models could exacerbate these risks. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the fund and its service providers to plan for or respond to a cyberattack. Information relating to the fund’s investments is delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks: Information about investment strategies and investment types not described in the prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (SAI).

Management of the Fund

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as the investment adviser for the fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended December 31, 2025, the fund paid MFS an effective management fee equal to 0.74% of the fund's average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.75% of the fund's average daily net assets annually of the first $1 billion and 0.70% of the fund's average daily net assets annually in excess of $1 billion.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2027. For the fiscal year ended December 31, 2025, this management fee reduction amounted to 0.01% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s Form N-CSR filed with the SEC for the period ended December 31, 2025, and in the related financial statements posted online at insurancefunds.mfs.com.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $669 billion as of February 28, 2026.

MFS Mid Cap Growth Series

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is available to you at mfs.com/vit1 by selecting the fund's name:

Information	Approximate Date of Posting
Fund’s top 10 holdings as of each month’s end	11 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions, if any. Top 10 holdings exclude cash, cash equivalents, short-term investments, currency derivatives, and the cash portion of other derivatives. For purposes of full holdings, cash, cash equivalents, and short-term investments are aggregated and currency derivatives and the cash portion of other derivatives are aggregated.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on mfs.com until at least the date on which the fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which the mfs.com information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Eric Braz	Portfolio Manager	Employed in the investment area of MFS since 2007
Eric Fischman	Portfolio Manager	Employed in the investment area of MFS since 2000

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for out-of-pocket expenses.

Description of Share Classes

The fund offers Initial Class and Service Class shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own expense structure.

The fund offers Initial Class and Service Class shares to separate accounts established by insurance companies to serve as investment vehicles for variable annuity and variable life insurance contracts and to any other investor permitted to hold shares of the fund without affecting the ability of insurance company separate accounts whose contracts are funded by the fund to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code (e.g., qualified pension and retirement plans and certain fund-of-funds).

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, Service Class shares pay distribution and/or service fees to support the sale and distribution of Service Class shares as well as shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to 0.25% of average daily net assets of the class. These fees are paid out of fund assets of the Service Class shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

The fund has not adopted a Rule 12b-1 plan with respect to its Initial Class shares.

Financial Intermediary Compensation

Insurance companies that issue variable contracts and other eligible investors to whom shares of the fund are offered (collectively, together with their affiliates, "Financial Intermediaries") receive various forms of compensation in connection with the sale of shares of the fund and/or the servicing of accounts. Financial Intermediaries may receive such compensation (i) in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution and service payments received by MFD from the fund (as described under “Description of Share Classes-Distribution and Service Fees”), and (ii) in the form of payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, "MFD") from MFD’s own additional resources, which may be made to the financial intermediary or its affiliate.

In addition, certain Financial Intermediaries receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to participate in MFD’s promotional efforts and/or in recognition of their marketing support, administrative services and/or transaction processing support, which may be made to the financial intermediary or its affiliate. This compensation from MFD is not reflected in the "Fees and Expenses" table in the fund’s prospectus. MFD compensates Financial Intermediaries based on criteria established by MFD from time to time, including the distribution potential of the Financial Intermediary, the types of products and programs offered by the Financial Intermediary, eligibility for placement on the financial intermediary's preferred or recommended list, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the Financial Intermediary, and the quality of the overall relationship with the Financial Intermediary. In particular, MFD normally considers the level of assets attributable to the Financial Intermediary, the level of redemptions by the Financial Intermediary, the level of access to the

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Financial Intermediary's representatives and management, the ability to educate the representatives of the Financial Intermediary, and the number of representatives of the Financial Intermediary potentially utilizing the MFS Funds with their clients.

The types of payments described above are not exclusive and such payments can be significant to the Financial Intermediary. In addition, the compensation that Financial Intermediaries receive may vary by class of shares sold and among Financial Intermediaries. Depending upon the arrangements in place at any particular time, Financial Intermediaries may have a financial incentive to recommend a particular investment vehicle that makes the fund available or recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by Financial Intermediaries. Financial Intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You should ask your Financial Intermediary for information about any payments it receives from MFD and any services it provides, as well as about any fees and/or commissions it charges you. Financial Intermediaries that market the funds may also act as, or be affiliated with, a broker/dealer in connection with a fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider Financial Intermediaries' purchases of shares of the fund as a factor when choosing brokers/dealers to effect portfolio transactions for the fund.

How to Purchase, Redeem, and Exchange Shares

All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts and other eligible investors that are the record owners of the shares. Contract holders and other eligible investors seeking to purchase, redeem, or exchange interests in the fund’s shares should consult with the insurance company or other eligible investor through which their investment in the fund is made. The fund may reject for any reason any purchase orders.

Insurance companies and other eligible investors are the designees of the fund for receipt of purchase, exchange, and redemption orders from contract holders and plan beneficiaries. An order submitted to the fund’s designee will receive the net asset value next calculated after the order is received by the fund's designee, provided that the fund receives notice of the order generally by 11:00 a.m., Eastern time, on the next day on which the New York Stock Exchange (the NYSE) is open for trading. A purchase or redemption order by an MFS fund is treated as received by the fund when the MFS fund's designee receives the order to be allocated to the fund. The fund typically processes redemption proceeds to insurance company separate accounts or other eligible investors by the end of the next business day, except that the fund typically pays redemption proceeds to MFS funds by the end of the second business day. However, the fund may delay processing your redemption request for up to seven days. Under unusual circumstances, such as when the NYSE is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

The fund typically expects to meet redemption requests by holding cash and/or cash equivalents, selling investments, and using overdraft provisions or lines of credit. The fund may also meet redemption requests by redeeming shares in kind for large redemptions or during stressed market conditions. If MFS determines it to be feasible and appropriate, the fund may pay the redemption by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund. You can exchange your shares of the fund for shares of the same class of another fund at their respective net asset values if shares of that fund are available for purchase by the insurance company separate account or other eligible investor through which your investment in the fund is made. See the prospectus or other materials for the investment vehicle through which your investment in the fund is made for a further discussion of the exchange privilege. You should read the prospectus of the fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange.

Disruptive Trading

Purchase and Exchange Limitation Policy. The MFS funds reserve the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent or other disruptive trading activity. In the event that MFSC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, in consultation with MFS, as appropriate, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

Disruptive Trading Risks. To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., disruptive frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may

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also cause dilution in the value of fund shares held by other shareholders.

Insurance Contract or other Investment Vehicle Requirements and Limitations. The terms of a particular insurance contract or other eligible investment vehicle may also limit the ability of the insurance company or other eligible investor to prohibit transactions that MFSC might consider to be disruptive trading. Please refer to your insurance company variable contract or other material for the investment vehicle through which your investment in the fund is made regarding any restrictions on trading.

Frequent Trading. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policy described above, which it believes is reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce this policy, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

Financial Intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediaries”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such Waived Financial Intermediary, including requesting underlying shareholder account data more frequently than from other Financial Intermediaries.

Certain Financial Intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading. Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policy, may permit transactions not permitted by the fund’s purchase and exchange limitation policy, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policy.

There is no assurance that MFSC will be able to detect or prevent frequent trading. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading. Omnibus accounts, in which shares are held in the name of a Financial Intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among insurance companies offering insurance products.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership, control, or influence. Any or all of these parameters (including those not listed) may change at any time. If MFSC detects suspicious trading activity at the omnibus account level, it will contact the Financial Intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading that is disruptive to a fund. However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If disruptive frequent trading is identified, MFSC will take appropriate action, such as requesting the Financial Intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the Financial Intermediary. In reviewing trading activity, MFSC may determine that certain transactions entered into for legitimate purposes do not represent frequent trading activity that is disruptive to a fund. MFSC does not review the trading activity by other MFS funds that invest in the fund.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders, among other factors. MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other Financial Intermediaries. There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

Other Considerations

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions. U.S. law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable U.S. law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if MFSC is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.

Potential Conflicts. Shares of the fund are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other and may serve as the underlying investments for both variable annuity and variable life insurance contracts. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Board of Trustees which oversees the fund will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in the fund. This might force the fund to sell securities at disadvantageous prices.

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Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Current net asset values per share are provided each business day to insurance companies, plan sponsors and other shareholders. To receive current net asset values per share each business day, shareholders should call MFSC at 1-877-411-3325. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments may be valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments to MFS pursuant to the fund's valuation policy and procedures approved by the Board of Trustees. The Board of Trustees has designated MFS as the "valuation designee" of the fund. As valuation designee, MFS will determine the fair value, in good faith, of securities and other instruments held by the fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply, and test fair value methodologies, and oversee and evaluate pricing services used in valuing the fund's investments. If MFS determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by MFS in accordance with the fair valuation policy and procedures adopted by MFS.

In addition, investments may be valued at fair value if MFS determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, foreign equity securities may often be valued at fair value. MFS generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost, and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment.

The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare and pay any dividends to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

Dividends and capital gain distributions are automatically reinvested in additional shares of the fund.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible U.S. federal, state, and local and non-U.S. taxes.

The fund is treated as a separate corporation for U.S. federal income tax purposes. As long as the fund qualifies for treatment as a regulated investment company (which the fund has done in the past and intends to do in the future), it pays no U.S. federal income or excise taxes on the net earnings and net realized gains it timely distributes to shareholders. In addition, the fund intends to continue to diversify its assets to satisfy the U.S. federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of the fund are offered to insurance company separate accounts and other eligible investors. You should consult with the insurance company that issued your variable contract or other eligible investor through which your investment in the fund is made to understand the tax treatment of your investment.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of a class' average net assets during the period. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Initial Class Bar Chart” and the “Performance Table” reflects any applicable fee reductions

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and waivers and expense reimbursements in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

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Financial Highlights

The financial highlights are intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, they would reduce returns. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, is filed with the SEC on Form N-CSR and is available online at insurancefunds.mfs.com and upon request by contacting MFSC (please see back cover for address and telephone number). The fund’s independent registered public accounting firm is Deloitte & Touche LLP.

Initial Class	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$9.20	$8.57	$7.16	$11.72	$12.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.02)	$(0.01)	$(0.01)	$(0.05)
Net realized and unrealized gain (loss)	0.43	1.25	1.53	(3.28)	1.78
Total from investment operations	$0.39	$1.23	$1.52	$(3.29)	$1.73
Less distributions declared to shareholders
From net realized gain	$(1.61)	$(0.60)	$(0.11)	$(1.27)	$(2.65)
Net asset value, end of period (x)	$7.98	$9.20	$8.57	$7.16	$11.72
Total return (%) (k)(r)(s)(x)	3.66	14.72	21.32	(28.70)	14.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.81	0.81	0.81	0.81
Expenses after expense reductions	0.80	0.80	0.80	0.80	0.79
Net investment income (loss)	(0.40)	(0.26)	(0.07)	(0.17)	(0.44)
Portfolio turnover rate	62	44	31	27	18
Net assets at end of period (000 omitted)	$211,712	$225,230	$226,799	$210,790	$306,174

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Service Class	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$7.86	$7.42	$6.23	$10.43	$11.53
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.04)	$(0.02)	$(0.03)	$(0.08)
Net realized and unrealized gain (loss)	0.37	1.08	1.32	(2.90)	1.63
Total from investment operations	$0.32	$1.04	$1.30	$(2.93)	$1.55
Less distributions declared to shareholders
From net realized gain	$(1.61)	$(0.60)	$(0.11)	$(1.27)	$(2.65)
Net asset value, end of period (x)	$6.57	$7.86	$7.42	$6.23	$10.43
Total return (%) (k)(r)(s)(x)	3.40	14.44	20.97	(28.79)	13.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.06	1.06	1.06	1.06
Expenses after expense reductions	1.05	1.05	1.05	1.05	1.04
Net investment income (loss)	(0.65)	(0.51)	(0.32)	(0.41)	(0.68)
Portfolio turnover rate	62	44	31	27	18
Net assets at end of period (000 omitted)	$130,490	$131,231	$119,953	$104,914	$142,517

(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

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Shareholder Communications with the Board of Trustees. Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Fund Secretary. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Mid Cap Growth Series, the following documents are available free upon request:

Annual/Semiannual Reports and Form N-CSR Filings. The fund’s annual and semiannual shareholder reports and Form N-CSR contain information about the fund’s actual investments. Annual shareholder reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year. Form N-CSR includes the fund’s annual and semiannual financial statements.

Statement of Additional Information (SAI). The SAI, dated April 30, 2026, as may be amended or supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the SAI, annual/semiannual shareholder reports, fund financial statements, and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

Telephone: 1-877-411-3325

Internet: insurancefunds.mfs.com

Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The fund’s Investment Company Act file number is 811-8326.